Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Hanif Jamal

Chief Financial Officer

Tel: 303-845-3377

Email: investors@dothill.com

Peter Seltzberg

Hayden IR

Tel: 646-415-8972

Email: peter@haydenir.com

Dot Hill Reports Second Quarter 2011 Results

Results Exceed Revenue Target and Mark Sixth consecutive Quarter of non-GAAP Gross

Margin Improvement

LONGMONT, Colo. —August 4, 2011 — Dot Hill Systems Corp.

(NASDAQ:HILL), a leading provider of unified virtual storage and SAN storage solutions, today announced financial results for the second quarter 2011, the period ended June 30, 2011.

Financial and Operational Highlights:

•	Second quarter 2011 revenue of $53.2 million which, excluding the exited Netapp business, compares to $47.6 million in the second quarter of 2010 and represents 11.7% year-over-year growth

•	Second quarter 2011 GAAP gross margin of 24.8% up from 24.6% in the prior quarter and up from 14.8% in the second quarter of 2010

•

Second quarter 2011 non-GAAP gross margin of 26.3% up from 25.9% in the prior quarter and up from 15.8% in the second quarter of 2010. Company achieved its Q411 non-GAAP gross margin goal of 26% two quarters ahead of plan.

•	Second quarter 2011 GAAP EPS of ($0.04) per share compared to ($0.02) per share in Q111 and ($0.11) per share in Q210

•	Second quarter 2011 non-GAAP EPS of $0.01 compared to $0.00 in the prior quarter and up from ($0.06) in the second quarter of 2010

•	Cash and cash equivalents of $46.5 million as of June 30, 2011, up from $46.3 million as of March 31, 2011.

Second Quarter 2011 Financial Detail:

The Company recognized net revenue of $53.2 million for the second quarter of 2011, compared to $65.5 million for the second quarter of 2010 and $49.2 million for the first quarter of 2011. Excluding Netapp, net revenues grew 11.7% on a year-over-year basis from $47.6 million for the second quarter of 2010 and 8.1% on a quarter-over-quarter basis from $49.2 million for the first quarter of 2011.

GAAP gross margin for the second quarter of 2011 was 24.8%, compared to 14.8% for the second quarter of 2010 and 24.6% for the first quarter of 2011. GAAP operating expenses for the second quarter of 2011 were $15.1 million, as compared to $15.5 million for the second quarter of 2010 and $13.3 million in the first quarter of 2011. GAAP net loss for the second quarter of 2011 was $1.9 million, or ($0.04) per share, as compared to a net loss of $5.8 million, or ($0.11) per share, for the second quarter of 2010, and net loss of $1.3 million, or ($0.02) per share, for the first quarter of 2011.

Non-GAAP gross margin was 26.3% for the second quarter of 2011, compared to 15.8% for the second quarter of 2010 and 25.9% for the first quarter of 2011. The year-over-year improvement in gross margin percent was primarily a result of a more favorable product mix, including the elimination of low margin revenue from Netapp and larger contributions from the company’s AssuredUVS and AssuredVRA software products. Total non-GAAP operating expenses for the second quarter of 2011 were $13.5 million, as compared to $13.6 million for the second quarter of 2010 and $12.6 million for the first quarter of 2011.

Non-GAAP net income for the second quarter of 2011 was $0.4 million, or $0.01 per share, as compared to a second quarter 2010 non-GAAP net loss of $3.3 million, or ($0.06) per share, and first quarter 2011 non-GAAP net income of $0.1 million, or $0.00 per share. Non-GAAP EBITDA for the second quarter of 2011 was $1.1 million compared to ($2.8) million for the second quarter of 2010 and $0.7 million for the first quarter of 2011.

“The second quarter was another solid quarter of improving financial performance for us, with revenue and cash exceeding our guidance ranges, gross margin and earnings per share at the upper end of guidance and operating expenses right in the middle of our range,” said Dana Kammersgard, Dot Hill Systems’ Chief Executive Officer. “While we are continuing to work on new AssuredSAN storage array opportunities through both new and existing OEM’s, our strategic direction and intent remains intact. We will continue to capitalize on the investments we are making to expand both our software and branded reseller programs, as they represent the best long term potential for revenue diversification and margin growth.”

Balance Sheet:

The Company exited the second quarter of 2011 with cash and cash equivalents of $46.5 million compared to $42.6 million at the end of June 2010 and $46.3 million at the end of March 31, 2011.

Third Quarter 2011 Outlook:

The Company is targeting third quarter 2011 net revenue in the range of $50 million to $54 million and a non-GAAP EPS in the range of ($0.01) per share to $0.02 per share.

“At the mid-point of our guidance range we are expecting 16.1% year-over-year growth in net revenue, excluding revenue from Netapp,” said Hanif Jamal, Dot Hill Systems’ Chief Financial Officer. “Non-GAAP gross margin percentage is expected to increase slightly to the 26.5% to 27.5% range, while non-GAAP operating expenses are expected to increase to between $13.8 million and $14.3 million as a result of continued investments in R&D, some of which will be required to support new or prospective customer wins. Finally, we expect cash and cash equivalents at the end of the third quarter of 2011 to be in the range of $44 million to $47 million.”

Conference Call Information:

Dot Hill’s second quarter 2011 financial results conference call is scheduled to take place on Thursday, August 4, 2011 at 4:30 p.m. ET. Please join us for a live audio webcast at www.dothill.com in the Investor Relations section. If you prefer to join via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056(U.S.) or 404-537-3406 (International) and enter conference ID#86862756.

About Non-GAAP Financial Measures

This press release contains financial results that exclude the effects of share-based compensation expense, severance costs, restructuring costs, intangible asset amortization, transaction expenses associated with our acquisition of Cloverleaf Communications Inc., contingent consideration adjustments, and foreign currency gains or losses, and are not in accordance with U.S. generally accepted accounting principles (GAAP). In addition, as a result of exiting our relationship with NetApp on or about November 30, 2010, the company will also be presenting standalone non-GAAP revenue metrics to exclude the historical revenue attributable to NetApp in order to better compare revenue from its ongoing business. The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Dot Hill

Delivering innovative technology and global support, Dot Hill empowers the OEM and channels community to bring unique storage solutions to market, quickly, easily and cost-effectively. Offering high performance and industry-leading uptime, Dot Hill’s RAID technology is the foundation for best-in-class storage solutions offering enterprise-class security, availability and data protection. The Company’s products are in use today by the world’s leading service and equipment providers, common carriers and advanced technology and telecommunications companies, as well as government agencies and small and medium enterprise customers. Dot Hill solutions are certified to meet rigorous industry standards and military specifications, as well as RoHS and WEEE international environmental standards. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, Japan, United Kingdom, Singapore, Israel and the United States. For more information, visit us at http://www.dothill.com.

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding Dot Hill’s projected financial results for the third quarter of and full year of 2011 and thereafter, and Dot Hill’s ability to achieve profitability. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2011 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Dot Hill may have difficulties integrating the business acquired from Cloverleaf Communications, Inc.; the risk that sales through channel partners may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in the Form 10-Q most recently filed with the Securities and Exchange Commission by Dot Hill. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

DOT HILL SYSTEMS CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011
Net revenue	$65,493	$49,174	$53,179	$125,467	$102,353
Cost of goods sold	55,824	37,072	39,984	107,673	77,056

Gross profit	9,669	12,102	13,195	17,794	25,297
Operating expenses:
Research and development	8,447	7,986	8,946	16,220	16,932
Sales and marketing	3,379	3,033	3,649	6,740	6,682
General and administrative	2,225	2,341	2,437	5,301	4,778
Restructuring charge (recoveries)	1,413	(41)	37	1,702	(4)

Total operating expenses	15,464	13,319	15,069	29,963	28,388

Operating loss	(5,795)	(1,217)	(1,874)	(12,169)	(3,091)
Other income (expense):
Interest income (expense), net	4	(6)	(5)	7	(11)
Other income (expense), net	(8)	2	(1)	(15)	1

Total other income (expense), net	(4)	(4)	(6)	(8)	(10)

Loss before income taxes	(5,799)	(1,221)	(1,880)	(12,177)	(3,101)
Income tax expense	35	50	65	84	115

Net loss	$(5,834)	$(1,271)	$(1,945)	$(12,261)	$(3,216)

Net loss per basic and diluted share	$(0.11)	$(0.02)	$(0.04)	$(0.23)	$(0.06)

Shares used to compute net loss per basic and diluted share	53,246	54,334	54,737	52,397	54,536

DOT HILL SYSTEMS CORP.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value data)

	December 31,	December 31,
	December 31,	June 30,
	2010	2011
Assets
Current assets:
Cash and cash equivalents	$45,732	$46,508
Accounts receivable, net	35,202	30,905
Inventories	7,340	5,290
Prepaid expenses and other assets	3,540	4,463

Total current assets	91,814	87,166
Property and equipment, net	3,597	4,215
Intangible assets, net	7,581	6,541
Goodwill	4,140	4,140
Other assets	370	299

Total assets	$107,502	$102,361

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$30,555	$25,417
Accrued compensation	3,899	4,385
Accrued expenses	4,171	5,479
Deferred revenue	1,371	1,394
Restructuring accrual	1,664	1,183
Current portion of long-term note payable	275	210

Total current liabilities	41,935	38,068
Long-term note payable	71	—
Other long-term liabilities	1,118	763

Total liabilities	43,124	38,831

Commitments and Contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	56	57
Additional paid-in capital	315,257	317,652
Accumulated other comprehensive loss	(3,584)	(3,612)
Accumulated deficit	(247,351)	(250,567)

Total stockholders’ equity	64,378	63,530

Total liabilities and stockholders’ equity	$107,502	$102,361

DOT HILL SYSTEMS CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended
	June 30, 2010	March 31, 2011	June 30, 2011
Cash Flows From Operating Activities:
Net loss	$(5,834)	$(1,271)	$(1,945)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,028	1,049	1,115
Stock-based compensation expense	771	803	1,734
Changes in operating assets and liabilities, net of effects of business acquisition:
Accounts receivable	(298)	8,003	(3,705)
Inventories	(947)	2,190	(140)
Prepaid expenses and other assets	(408)	(46)	(804)
Accounts payable	(6,939)	(8,489)	3,184
Accrued compensation and other expenses	383	(1,022)	2,276
Deferred revenue	106	220	(197)
Restructuring accrual	1,054	(243)	(238)
Other long-term liabilities	(134)	(244)	(111)

Net cash provided by (used in) operating activities	(11,218)	950	1,169

Cash Flows From Investing Activities:
Acquisition, net of cash acquired	—	—	—
Purchases of property and equipment	(179)	(604)	(974)

Net cash used in investing activities	(179)	(604)	(974)

Cash Flows From Financing Activities:
Principal payment of note and loan payable	(65)	(68)	(68)
Proceeds from bank borrowings	2,800	—	—
Shares withheld for tax purposes	—	(191)	(152)
Common stock issued under stock plans	(38)	536	206

Net cash provided by (used in) financing activities	2,697	277	(14)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	26	(46)	18

Net Increase (Decrease) in Cash and Cash Equivalents	(8,674)	577	199
Cash and Cash Equivalents, beginning of period	51,310	45,732	46,309

Cash and Cash Equivalents, end of period	$42,636	$46,309	$46,508

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$249	$223	$164

DOT HILL SYSTEMS CORP.

UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES

(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011
Net revenue, as reported	$65,493	$49,174	$53,179	$125,467	$102,353
Effect of Net App revenue	17,870	—	—	36,254	—

Non-GAAP net revenue	$47,623	$49,174	$53,179	$89,213	$102,353

Gross profit, as reported	$9,669	$12,102	$13,195	$17,794	$25,297
Effect of stock-based compensation	139	133	285	320	418
Effect of severance costs	17	—	3	17	3
Effect of intangible asset amortization	519	520	519	961	1,039

Non-GAAP gross profit	$10,344	$12,755	$14,002	$19,092	$26,757

Operating expenses, as reported	$15,464	$13,319	$15,069	$29,963	$28,388
Effect of currency gain (loss)	286	(58)	(26)	465	(84)
Effect of stock-based compensation	(632)	(670)	(1,449)	(1,443)	(2,119)
Effect of contingent consideration adjustment	—	—	—	285	—
Effect of restructuring (charge) recoveries	(1,413)	41	(37)	(1,702)	4
Effect of severance costs	(62)	—	(46)	(67)	(46)
Effect of Cloverleaf acquisition costs	2	—	—	(314)	—

Non-GAAP operating expenses	$13,645	$12,632	$13,511	$27,187	$26,143

Net loss, as reported	$(5,834)	$(1,271)	$(1,945)	$(12,261)	$(3,216)
Effect of currency (gain) loss	(286)	58	26	(465)	84
Effect of stock-based compensation	771	803	1,734	1,763	2,537
Effect of contingent consideration adjustment	—	—	—	(285)	—
Effect of restructuring charge (recoveries)	1,413	(41)	37	1,702	(4)
Effect of intangible asset amortization	519	520	519	961	1,039
Effect of severance costs	79	—	49	84	49
Effect of Cloverleaf acquisition costs	(2)	—	—	314	—

Non-GAAP net income (loss)	$(3,340)	$69	$420	$(8,187)	$489

Non-GAAP net income (loss) per share
Basic and diluted	$(0.06)	$0.00	$0.01	$(0.16)	$0.01

Weighted average shares used to calculate net income (loss) per share:
Basic	53,246	54,334	54,737	52,397	54,536

Diluted	53,246	55,644	56,020	52,397	55,847

Non-GAAP net income (loss)	$(3,340)	$69	$420	$(8,187)	$489
Interest expense	9	8	8	20	16
Income tax expense	35	50	65	84	115
Depreciation	509	529	596	1,038	1,125

Non-GAAP EBITDA	$(2,787)	$656	$1,089	$(7,045)	$1,745